Income Taxes (Difference Between Effective And Statutory Tax Rates) (Detail)	12 Months Ended
	Mar. 31, 2013	Mar. 31, 2012	Mar. 31, 2011
Income Taxes [Line Items]
Statutory tax rate	37.98%	40.65%	40.65%
Expenses not deductible for tax purposes	1.03%	0.39%	0.07%
Tax credit	(1.61%)	(1.47%)	(1.61%)
Net change in valuation allowance	0.95%	(0.27%)	0.59%
Effect of changes in the enacted tax rates	0.75%	6.99%
Other	0.97%	1.14%	0.75%
Effective tax rate	40.07%	47.43%	40.45%